UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 23, 2021

BITNILE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NILE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 22, 2021 (the “Closing Date”), 1801 Deming, LLC (“1801 Deming”), 2226 Deming, LLC (“2226 Deming”), 8400 Market, LLC (“8400 Market”) and 7605 Walton, LLC (“7605 Walton”, and together with 1801 Deming, 2226 Deming and 8400 Market, the “Property Owners”), which are wholly owned subsidiaries of AGREE Madison, LLC, which is a wholly owned subsidiary of Ault Global Real Estate Equities, Inc., which is a wholly owned subsidiary of Ault Alliance, Inc. (“Ault Alliance”), which is a wholly owned subsidiary of BitNile Holdings, Inc. (the “Company”), entered into construction loan agreements (the “Loan Agreements”) in the aggregate amount of $68,750,000 (the “Loans”) in connection with the acquisition of four hotel properties (the “Properties”), as follows:

Borrower	Lender	Property	Loan Amount

1801 Deming, LLC	PDOF Q4 21 Middleton 1801, LLC	133-room Hilton Garden Inn 1801 Deming Street, Middleton, WI 53562	$16,750,000.00
2226 Deming, LLC	PDOF Q4 21 Middleton 2266, LLC	136-room Courtyard by Marriott 2266 Deming Street, Middleton, WI 53562	$14,250,000.00
8400 Market, LLC	PDOF Q4 21 Middleton 8400, LLC	122-room Residence Inn by Marriott 8400 Market Street, Middleton, WI 53562	$15,375,000.00
7605 Walton, LLC	PDOF Q4 21 Rockford 7605, LLC	135-room Hilton Garden Inn 7605 Walton Street, Rockford, IL 61108	$22,375,000.00

The Properties were acquired on the Closing Date for an aggregate purchase price of $69,200,000, of which $2,500,000 was previously funded on deposit, $21,378,000 was paid by the Company on the Closing Date, and the remaining amounts were funded from the Loans. The remaining $23,428,000 of the Loans are available to be drawn upon by the Property Owners towards the completion of the $13,700,000 in property improvement plans (“PIPs”) the Property Owners agreed to undertake, as well as to fund working capital, interest reserves, franchise fees and other costs and expenses related to the acquisition.

The Loans are due on January 1, 2025 (the “Maturity Date”), but may be extended by the Property Owners for two additional 12-month terms, subject to certain terms and conditions as set forth in the Loan Agreements. The Loans accrue interest at a rate equal to the greater of (i) the LIBOR Rate plus 675 basis points or (ii) 7% per annum. The Property Owners will make monthly installment payments of interest only, starting January 1, 2022.

The Property Owners paid a loan commitment fee of 1% of the total amount of the Loans on the Closing Date, and will pay an exit fee of 0.5% of the total amount of the Loans, which is fully earned on the Closing Date but payable on the earlier of the Maturity Date or the date of payment in full of the Loans. The Loans have maximum loan-to-value and loan-to-cost ratios that cannot exceed 75%. The Loans contain customary representations, warranties and covenants for transactions of this nature.

The Loans are secured by a mortgage, assignment of rents and leases, security agreement and fixture filing (the “Mortgage”). In addition, the Property Owners entered into an assignment of leases, rents and profits (the “Assignment”) to secure the obligations due under the Loans. Ault Alliance also provided a completion guaranty (the “Guaranty”) to the lenders for the completion of the PIPs.

The foregoing descriptions of the Loan Agreement, Mortgage, Assignment and Guaranty do not purport to be complete and are qualified in their entirety by reference to their respective forms which are annexed hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 7.01	Regulation FD Disclosure

On December 23, 2021, the Company issued a press release announcing the acquisition of the Properties. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of Construction Loan Agreement
10.2	Form of Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing
10.3	Form of Assignment of Leases, Rents and Profits
10.4	Form of Guaranty
99.1	Press Release issued by the Company on December 23, 2021
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE HOLDINGS, INC.

Dated: December 23, 2021	/s/ Henry Nisser
Henry Nisser
President and General Counsel